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                                                                   EXHIBIT 10.22




                                 AMENDMENT NO. 2

                            Dated as of July 16,2002

                                       to

                                CREDIT AGREEMENT

                            Dated as of May 24, 2000

         REINSURANCE GROUP OF AMERICA, INCORPORATED, as Borrower, the BANKS party hereto and THE BANK OF NEW YORK, as Administrative Agent, agree as follows:

         1. Credit Agreement. Reference is made to the Credit Agreement, dated as of May 24, 2000 among Reinsurance Group of America, Incorporated, as Borrower, The Bank of New York, as Administrative Agent, Bank of America, N.A., as Syndication Agent, Fleet National Bank, as Documentation Agent, and Royal Bank of Canada, as Co-Agent (as amended prior to the date hereof, the "Credit Agreement"). Terms used but not defined in this Amendment (this Amendment") are used herein with the meaning ascribed to them in the Credit Agreement.

         2. Amendments. On and after the Effective Date (as defined below), the Credit Agreement shall be amended as follows:

         (a) The following new definition shall be added in the correct alphabetical order to Section 10.01 of the Credit Agreement:

                  "Insurance Subsidiary Guaranty" means any Guaranty issued by the Borrower guaranteeing the liability of any Subsidiary that is an Insurance Company in respect of any reinsurance underwritten by such Subsidiary.

         (b) The following definitions in Section 10.01 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

                  "Consolidated Indebtedness" means, at any time, the consolidated Indebtedness of the Borrower and the Consolidated Subsidiaries as of such time; provided, however, for purposes of calculating the covenant contained in Section 4.21, Consolidated Indebtedness shall not include (i) the obligation of the Borrower or any Subsidiary that is an Insurance Company under letters of credit to the extent undrawn supporting the liability of such Subsidiary in respect of any reinsurance underwritten by such Subsidiary, (ii) the obligation of the Borrower under any Insurance Subsidiary Guaranty to the extent no demand has been made or deemed made on such Insurance Subsidiary Guaranty and (iii) the aggregate outstanding Indebtedness evidenced by the Trust Preferred Securities to




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                  the extent the accreted value of such Indebtedness does not exceed the TPS Exclusion Amount.

                  "Permitted Guaranty" means any Guaranty that (a) is an endorsement of a check for collection in the ordinary course of business, (b) is a Guaranty of and only of the obligations of the Borrower under the Loan Documents, (c) constitutes Indebtedness for purposes of calculating the covenant in
                  Section 4.21, (d) is a Trust Guaranty, (e) is an Insurance Subsidiary Guaranty or (f) is a Guaranty, not otherwise specifically covered in this definition, of Liabilities of a Subsidiary in an aggregate amount at any time outstanding not exceeding $15,000,000.

         3. Continuing Effect of Credit Agreement. The provisions of the Credit Agreement are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

         4. Representations and Warranties. In order to induce the Administrative Agent and the Banks to agree to this Amendment, the Borrower hereby represents and warrants as follows:

         Each representation and warranty made by the Borrower in any Loan Document is, both before and after giving effect to this Amendment, true and correct at and as of the Effective Date, and, both before and after giving effect to this Amendment, no Default or Event of Default is continuing at and as of the Effective Date.

         5. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above, but shall not become effective as of such date until the date (the "Effective Date") that each of the following conditions shall have been satisfied in the sole determination of the Administrative Agent:

         (a) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

                  (i) this Amendment duly executed by the Borrower, the Administrative Agent and the Required Banks; and

                  (ii) such other information, documents or materials as the Administrative Agent may have requested pursuant to the Loan Documents; and

         (b) the Administrative Agent shall have received all fees and expenses payable pursuant to the Loan Documents and this Amendment including the fees and disbursements of legal counsel retained by the Agent (if an invoice for such fees and disbursements of such counsel has been delivered to the Borrower).

         6. Governing Law. This Amendment shall, pursuant to New York General Obligations Law 5-1401, be construed in accordance with and governed by the laws of the State of New York.



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         7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereon were upon the same instrument.

         8. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized officers all as of the date first above written.

                                       REINSURANCE GROUP OF AMERICA,
                                       INCORPORATED, as Borrower


                                       By: /s/ Todd C. Larson
                                          --------------------------------------
                                          Name: Todd C. Larson
                                          Title: SVP, Controller and Treasurer

                                       THE BANK OF NEW YORK, as Administrative
                                       Agent and as a Bank


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       BANK OF AMERICA, N.A.
                                       as a Bank

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       FLEET NATIONAL BANK
                                       as a Bank


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       ROYAL BANK OF CANADA
                                       as a Bank


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized officers all as of the date first above written.

                                      REINSURANCE GROUP OF AMERICA,
                                      INCORPORATED, as Borrower


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      THE BANK OF NEW YORK, as Administrative
                                      Agent and as a Bank

                                      BY: /s/ Evan Glass
                                         ---------------------------------------
                                         Name: Evan Glass
                                         Title: Vice President

                                      BANK OF AMERICA, N.A.
                                      as a Bank

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      FLEET NATIONAL BANK
                                      as a Bank


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      ROYAL BANK OF CANADA
                                      as a Bank


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:




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         IN WITNESS WHEREOF,the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized officers all as of the date first above written.

                                      REINSURANCE GROUP OF AMERICA,
                                      INCORPORATED, as Borrower


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      THE BANK OF NEW YORK, as Administrative
                                      Agent and as a Bank

                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      BANK OF AMERICA, N.A.
                                      as a Bank


                                      By: /s/ Leslie Reed
                                         ---------------------------------------
                                         Name: Leslie Reed
                                         Title: Vice President


                                      FLEET NATIONAL BANK
                                      as a Bank


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      ROYAL BANK OF CANADA
                                      as a Bank


                                      By:
                                        ---------------------------------------
                                         Name:
                                         Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized officers all as of the date first above written.

                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED, as Borrower


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NEW YORK, as Administrative
                                        Agent and as a Bank


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BANK OF AMERICA, N.A.
                                        as a Bank


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FLEET NATIONAL BANK
                                        as a Bank

                                        By: /s/ David A. Bosselait
                                           -------------------------------------
                                           Name: David A. Bosselait
                                           Title: Director


                                        ROYAL BANK OF CANADA
                                        as a Bank


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:




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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized officers all as of the date first above written.

                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED, as Borrower


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NEW YORK, as Administrative
                                        Agent and as a Bank


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BANK OF AMERICA, N.A.
                                        as a Bank

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FLEET NATIONAL BANK
                                        as a Bank


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ROYAL BANK OF CANADA
                                        as a Bank


                                        By: /s/ Alexander Birr
                                           -------------------------------------
                                           Name: Alexander Birr
                                           Title: Senior Manager




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                                       MELLON BANK, N.A.
                                       as a Bank



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




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